UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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TEXAS PACIFIC LAND TRUST

EST. 1888

Investor Presentation
April 2019

Disclaimer

This presentation has been designed to provide general information about Texas Pacific Land Trust and its subsidiaries ("TPL" or the "Trust"). Any information contained or referenced herein is suitable only as an introduction to the Trust. The recipient is strongly encouraged to refer to and supplement this presentation with information the Trust has filed with the Securities and Exchange Commission ("SEC").

The Trust makes no representation or warranty, express or implied, as to the accuracy or completeness of the information contained in this presentation, and nothing contained herein is, or shall be, relied upon as a promise or representation, whether as to the past or to the future. This presentation does not purport to include all of the information that may be required to evaluate the subject matter herein and any recipient hereof should conduct its own independent analysis of the Trust and the data contained or referred to herein.

Unless otherwise stated, statements in this presentation are made as of the date of this presentation, and nothing shall create an implication that the information contained herein is correct as of any time after such date. TPL reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. The Trust disclaims any obligations to update the data, information or opinions contained herein or to notify the market or any other party of any such changes, other than required by law.

The Trust has neither sought nor obtained consent from any third party for the use of previously published information. Any such statements or information should not be viewed as indicating the support of such third party for the views expressed herein. The Trust shall not be responsible or have any liability for any misinformation contained in any third party report, SEC or other regulatory filing. All registered or unregistered service marks, trademarks and trade names referred to in this presentation are the property of their respective owners, and TPL's use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks and trade names.

This presentation contains certain forward-looking statements within the meaning of the U.S. federal securities laws that are based on TPL's beliefs, as well as assumptions made by, and information currently available to, TPL, and therefore involve risks and uncertainties that are difficult to predict. These statements include, but are not limited to, statements about strategies, plans, objectives, expectations, intentions, expenditures and assumptions and other statements that are not historical facts. When used in this document, words such as "anticipate," "believe," "estimate," "expect," "intend," "plan" and "project" and similar expressions are intended to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although we believe our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this presentation are reasonable, we may be unable to achieve these plans, intentions or expectations and actual results, performance or achievements may vary materially and adversely from those envisaged in this document. The tables, graphs, charts and other analyses provided throughout this document are provided for illustrative purposes only and there is no guarantee that the trends, outcomes or market conditions depicted on them will continue in the future. There is no assurance or guarantee with respect to the prices at which sub-share certificates of the Trust will trade, and such securities may not trade at prices that may be implied herein.

These materials are provided merely for general informational purposes and are not intended to be, nor should they be construed as 1) investment, financial, tax or legal advice, 2) a recommendation to buy or sell any security, or 3) an offer or solicitation to subscribe for or purchase any security. These materials do not consider the investment objective, financial situation, suitability or the particular need or circumstances of any specific individual who may receive or review this presentation, and may not be taken as advice on the merits of any investment decision. Although TPL believes the information herein to be reliable, the Trust and persons acting on its behalf make no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication it makes, safe as provided for by law, and the Trust expressly disclaims any liability relating to those statements or communications (or any inaccuracies or omissions therein). These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Table of Contents

I. Texas Pacific Land Trust Overview

II. Land and Resource Management Overview

III. Water Service and Operations Overview

IV. Summary of Financials

V. Appendix

I. Texas Pacific Land Trust Overview

Texas Pacific Land Trust Overview

Leadership Team

Management

Tyler Glover, CEO, Secretary and General Agent

A Midland native, Mr. Glover has been Chief Executive Officer, Co-General Agent and Secretary at Texas Pacific Land Trust since November 2016 and President and Chief Executive Officer of Texas Pacific Water Resources since its formation in June 2017. Under Mr. Glover's leadership, TPL has significantly grown its revenues through the active development of its water business and has positioned TPWR as one of the leading total water solution companies in the Permian Basin. Previously, Mr. Glover served as Assistant General Agent of the Trust and an independent landman in the Permian prior thereto.

Robert J. Packer, CFO and General Agent

Mr. Packer has been the Chief Financial Officer at Texas Pacific Land Trust since December 2014 and has been its Co-General Agent since November 2016. Previously, Mr. Packer served as Accounting Supervisor for Texas Pacific Land Trust, a position he held since March 2011. Formerly, he was Controller at StarCrest Realty. He is a Certified Public Accountant.

Robert A. Crain, EVP — Texas Pacific Water Resources

Mr. Crain came to Texas Pacific Water Resources from EOG Resources where he led the development of EOG's water resource programs across multiple divisions including the Permian Basin and Eagle Ford Shale. Mr. Crain brings a wealth of water resource development experience including large scale brackish water development as well as extensive water recycling treatment experience.

Jeremy Smith, VP, Business Development — Texas Pacific Water Resources

Mr. Smith came to Texas Pacific Water Resources from EOG Resources where he negotiated water sourcing and purchasing agreements across the Permian Basin and Eagle Ford Shale. Prior to EOG, Mr. Smith led a successful real estate broker service. Mr. Smith's transactional knowledge combined with his oil and gas water experience allows for capitalization on all aspects of water and land related business development and contracts.

Board of Trustees

John R. Norris III

Mr. Norris has served as a Trustee since June 2000. He also advised and represented the Trust in legal matters for more than 17 years prior to his election as Trustee. Mr. Norris is currently a partner in the Dallas law firm of Norris & Weber, PLLC. He has been board certified in Estate Planning and Probate Law by the Texas Board of Legal Specialization since 1998.

David E. Barry

Mr. Barry has served as a Trustee since January 2017. He is President of Tarka Resources, Inc., which is engaged in oil and gas exploration in Texas, Oklahoma and Louisiana. He has served as President of Tarka Resources, Inc. and Tarka, Inc. since 2012 and 2014, respectively, continuing through their merger in 2016. Mr. Barry is also the President of Sidra Real Estate, Inc., a real estate company that owns commercial properties including 3 office buildings in Texas. Formerly, Mr. Barry was a partner of the law firm of Kelley Drye & Warren where he represented TPL for 30 years. Mr. Barry is a member of the bar of New York State and retired as a member of the bar of the State of Connecticut.

Texas Pacific Land Trust Overview

Pure Play Permian Basin Trust

TPL is one of the **largest** landowners in the State of Texas with:

~900,000 surface acres and **~455,000** NPRI acres[1] concentrated in West Texas

> TPL operates under two business segments:

I. Land and Resource Management

II. Water Service and Operations

NYSE Symbol	**TPL**
Units Outstanding	**7,756,156**
Market Capitalization[2]	**~ $6.3bn**
Enterprise Value[2,3]	**~ $6.2bn**
2018 Operating Income	**~ $261mm**
4Q18 Annualized Operating Income	**~$312mm**
Year over Year Operating Income Growth	**~80%**
Cash and cash equivalents[3]	**~ $120mm**

Royalty and Surface Acreage Position



Otero
Eddy
Lea
Andrews
Martin
Howard
NEW MEXICO
TEXAS
Winkler
Glasscock
Loving
Hudspeth
Ward
Crane
Upton
Reagan
Culberson
Reeves
Pecos
Jeff Davis
Terrell
Classification
Surface
NPRI
LEGEND
SURFACE ACREAGE
DECEMBER 31, 2018

Revenue Summary



Water Service and Operations 20%
4%
16%
0%
38%
42%
2017: $154.6 million
Land and Resource Management 80%
Water Service and Operations 30%
9%
21%
41%
8%
21%
2018: $300.2 million
Land and Resource Management 70%
Oil & Gas Royalties
Water Sales & Royalties
Land Easements & Sundry
Water Easements & Sundry
Land and Resources Sales

(1) ~85,000 at 1/128th net royalty interest and ~370,000 at 1/16th net royalty interest. Does not include 1,826 1/8th net royalty acres acquired in 2018

(2) Based on a closing price of $811.00 as of 4/5/2019

(3) Subsequent to 12/31/2018, TPL received $100mm in proceeds from the sale of 14,000 surface acres, spent $46.9 million on the acquisition of additional surface acres, announced $46.6 million for the full-year dividend declared and not yet paid and spent an estimated $4.4 million on share repurchases from 1/1/2019 through 3/14/2019

Texas Pacific Land Trust Overview

Royalty and Surface Assets Detail

County	Surface	NPRI (1/128)	NPRI (1/16)
Callahan	-	-	80
Coke	-	-	1,184
Concho	3,401	-	-
Crane	3,621	265	5,198
Culberson	298,960	-	111,513
Ector	19,887	33,633	11,793
El Paso	16,613	-	-
Fisher	-	-	320
Glasscock	20,713	3,600	11,111
Howard	4,788	3,099	1,840
Hudspeth	163,771	-	1,008
Jeff Davis	13,117	-	7,555
Loving	73,390	6,107	48,066
Midland	29,008	12,945	13,120
Mitchell	3,842	1,760	586
Nolan	1,600	2,488	3,157
Palo Pinto	-	-	800
Pecos	43,407	320	16,895
Presidio	-	-	3,200
Reagan	-	6,162	1,274
Reeves	185,691	3,013	116,691
Stephens	-	2,817	160
Sterling	5,212	640	2,080
Taylor	690	-	966
Upton	6,661	6,903	9,101
Winkler	7,804	1,182	3,040
Total	902,177	84,934	370,737

Royalty Assets Summary[1]


150,000
120,000
90,000
60,000
30,000
-
Acres
Reeves
Culberson
Loving
Pecos
Ector
Midland
Glasscock
Upton
Jeff Davis
Crane
Nolan
Presidio
Winkler
Howard
Sterling
Reagan
Coke
Hudspeth
Taylor
Mitchell
Palo Pinto
Stephens
Fisher
Callahan
Concho
El Paso

Surface Assets Summary


375,000
300,000
225,000
150,000
75,000
-
Acres
Culberson
Reeves
Hudspeth
Loving
Pecos
Midland
Glasscock
Ector
El Paso
Jeff Davis
Winkler
Upton
Sterling
Howard
Mitchell
Crane
Concho
Nolan
Taylor
Callahan
Coke
Fisher
Palo Pinto
Presidio
Reagan
Stephens

Note: Mineral interest does not include 1,826 1/8th net royalty acres acquired in 2018
Source: Trust filings
(1) Net to 1/16th

Texas Pacific Land Trust Overview

TPL Has Outperformed the Market

TPL has prioritized **capital discipline** with an emphasis on **returning capital to shareholders** in the form of annual dividends and share repurchases

TPL has returned **~$200 million** to shareholders since 2016

Total Shareholder Returns Since Beginning of 2014


1000%
900%
800%
700%
600%
500%
400%
300%
200%
100%
0%
Jan-14
Jul-14
Jan-15
Jul-15
Jan-16
Jul-16
Jan-17
Jul-17
Jan-18
Jul-18
Jan-19
733%
74%
-19%
-36%
-51%
TPL
WTI Oil
S&P Exploration and Production Index
Alerian Index
S&P 500

Total Capital Returned Since 2016 ($ in millions)


97% Increase
$35.6
$45.0
$70.1
$51.0
33.1
2.5
34.3
10.7
38.4
31.7
4.4
46.6
2016
2017
2018
YTD 2019 (1)
Dividends
Share Repurchases

Source: FactSet
Note: As of 4/5/2019
(1) 2019 full year dividends declared but not paid; YTD share repurchases of $4.4 million as of 3/14/2019

Texas Pacific Land Trust Overview

History of the Trust


TEXAS

- In 1871, the Texas and Pacific Railway ("T&P") was created through a federal charter providing a mandate to build a transcontinental railroad from Texas to California
  - Texas, California and present-day Arizona and New Mexico each agreed to grant sections of land for every mile of rail built
- Although T&P did not complete the full line, by 1881, T&P had completed 972 miles of track, entitling it to 3.5 million acres of land in Texas
- In 1888, T&P went through bankruptcy and the 3.5 million acres of Texas land was put into a trust for the benefit of the bondholders who invested in the railroad
  - The certificates of the Texas Pacific Land Trust were later listed on the New York Stock Exchange and remain actively traded today

1871 - 1888

1871
Texas & Pacific Railway is created

1888
Texas & Pacific Railway bankruptcy leads to formation of Texas Pacific Land Trust

1889 - 2010

1920's
Texas and Pacific Abrams #1 becomes the first well to produce oil from the Permian Basin, and a few years later, the first oil pipeline is built in the basin

2010's
The Permian Basin, which had been in production decline since the 1970's, begins to grow production as unconventional development unlocks tremendous additional reserves

2011 - Present

2015
Rapid development across much of TPL's acreage leads to increased royalty revenues for the Trust

2017
TPL announces formation of Texas Pacific Water Resources

Texas Pacific Land Trust Overview

Operational Segments

Land and Resource Management

Encompasses the business of managing the ~900,000 surface acres, ~455,000 NPRI acres,[1] and related resources controlled by TPL

I. Oil and Gas Royalties

> Oil and Gas Royalty revenue is derived from TPL's **perpetual** non-participating oil and gas royalty interests

- Royalty interests are non-participating and have **no associated capital expenditures**

II. Easements and Other Surface Revenue

> Easement and Other Surface Revenue is primarily generated through long-term contracts that allow use of TPL's lands for oil and gas development activities

- Land sales and grazing leases also generate revenue for this segment

Water Service and Operations

Provides services including brackish water sourcing and produced water gathering, recycling, treatment and disposal

I. Water Sales, Royalties, and Easements

> Current water service revenue is primarily derived from selling TPL's water directly to E&P operators or oilfield service companies

> TPL also generates water related revenue through royalties associated with the third party disposal of produced water on TPL surface

> TPL's recently formed Texas Pacific Water Resources ("TPWR") business focuses on providing a **full service water offering** to operators in the Permian Basin

(1) ~85,000 at 1/128th net royalty interest and ~370,000 at 1/16th net royalty interest. Does not include 1,826 1/8th net royalty acres acquired in 2018

Texas Pacific Land Trust Overview

Increased Permian Activity = Increased Revenues for TPL

Permian Rig Count



600
500
400
300
200
100
0
~73% increase since the beginning of 2017
Sep-15
Mar-16
Sep-16
Mar-17
Sep-17
Mar-18
Sep-18
Mar-19

Permian Produced Water Volumes



Produced Water (mmbbls)
12,000
10,000
8,000
6,000
4,000
2,000
4,654
5,038
5,310
5,894
6,174
6,070
6,739
8,226
9,025
10,402
10,977
2011
2012
2013
2014
2015
2016
2017
2018
2019E
2020E
2021E
Delaware
Midland
Other Permian

The primary economic drivers of TPL's two operating segments are the pace of development in the Permian Basin and the continued evolution of horizontal completion techniques

1. Significant increase in Permian rig count accelerates development activities
   - ✓ Each new well drilled on TPL's acreage generates an additional royalty cash flow stream
   - ✓ E&P operators must negotiate surface rights to use TPL's land, source water for drilling, complete new wells, and arrange for disposal of produced water
2. The evolution of unconventional well completion design continues to trend towards larger fracs, which require increased fluids
   - ✓ More brackish water is required per well
   - ✓ Higher production and resource recovery = higher royalty cash flows per well

Source: Baker Hughes, Rystad Energy

II. Land and Resource Management Overview

Land and Resource Management Overview

Overview

Summary

- The Land and Resource Management segment focuses on managing the ~900,000 surface acres, ~455,000 NPRI[1] acres, and related resources owned by the Trust
- TPL is not an oil and gas producer, rather its oil and gas royalty revenue is derived from its royalty interests and does not require capital investment to grow
- Leading E&P operators across the Trust's acreage include Anadarko and Chevron
- The revenue streams of this segment principally consist of royalties from oil and gas, revenues from easements and leases, and land sales

Segment Revenue Growth



Annualized Revenue Increased ~3.5x Since 2016
($ in millions)
$23.7
$34.3
$50.9
$72.4
$95.1
$116.4
1H 2016
2H 2016
1H 2017
2H 2017
1H 2018
2H 2018

Land and Resource Management Offering

Revenue Segmentation

Segment	Description
Oil and Gas Royalty	Revenue derived from perpetual non-participating oil and gas royalties in which the Trust has an interest
Easements	Revenue derived from easement contracts covering activities such as oil and gas pipelines and subsurface wellbore easements, leases, material sales, etc.
Sale of Royalty Interests	Revenue generated from the sale of oil and gas royalty interests
Land Sales and Other	Revenue generated from land sales and grazing leases

(1) ~85,000 at 1/128th net royalty interest and ~370,000 at 1/16th net royalty interest. Does not include 1,826 1/8th net royalty acres acquired in 2018

Land and Resource Management Overview

Growth Underpinned by Blue Chip Operators

Delaware Basin Overview – Key TPL Mineral Acreage



Classification
NPRI - 1/16th
NPRI - 1/128th
LEGEND
ACREAGE
DECEMBER 31, 2018
Culberson
Loving
Ward
Reeves
Jeff Davis
Pecos
CIMAREX
DIAMONDBACK
CONCHO
noble energy
OXY
PARSLEY
Apache
WPX ENERGY

	Surface Acreage	NPRI Acreage[(1)]	Active Rig Count
Culberson	298,960	111,513	15
Loving	73,390	48,829	24
Pecos	43,407	16,935	19
Reeves	185,691	117,068	69
Total	**601,448**	**294,345**	**127**

Midland Basin Overview – Key TPL Mineral Acreage



Classification
NPRI - 1/16th
NPRI - 1/128th
LEGEND
ACREAGE
DECEMBER 31, 2018
Martin
Howard
Mitchell
Midland
Ector
Glasscock
Upton
Reagan
ConocoPhillips
OXY
Apache
PIONEER NATURAL RESOURCES
PARSLEY
DIAMONDBACK
CONCHO
encana

	Surface Acreage	NPRI Acreage[(1)]	Active Rig Count
Glasscock	20,713	11,561	16
Midland	29,008	14,738	42
Reagan	–	2,044	14
Upton	6,661	9,963	13
Total	**56,382**	**38,306**	**85**

Source: Baker Hughes (rig count data)
(1) Net to 1/16th

Land and Resource Management Overview

Exposure to Core Delaware

TPL's surface and NPRI position has exposure to multiple tier 1 operators who are achieving best in class well results in the area



The Goodnight Unit 5H was EOG's highest IP24 ever at the time it came online
Loving
Reeves
Ward
Culberson
Jeff Davis
Pecos
TX
Selected Well Results
Classification
Surface
NPRI

1 **Operator:** Anadarko
Well Name: Pacer 56-1-43 – 1H
IP24: 481 BOED / 1,000' (LL: 4,268')
Vintage: September 2018

2 **Operator:** Apache
Well Name: Dogwood State – 105AH
IP24: 593 BOED / 1,000' (LL: 4,890')
Vintage: January 2018

3 **Operator:** Chevron
Well Name: Hay Bowen 29/32 – 0041WC
IP24: 194 BOED / 1,000' (LL: 7,099')
Vintage: September 2018

4 **Operator:** Chevron
Well Name: Hay Evelynn 17/20 – 0012WA
IP24: 201 BOED / 1,000' (LL: 10,471')
Vintage: June 2018

5 **Operator:** Diamondback Resources
Well Name: Intrepid 55-12 – 601H
IP24: 743 BOED / 1,000' (LL: 4,633')
Vintage: March 2018

6 **Operator:** Diamondback Resources
Well Name: Neal Lethco 17-18A – 1WA
IP24: 284 BOED / 1,000' (LL: 9,864')
Vintage: August 2018

7 **Operator:** EOG Resources
Well Name: Goodnight Unit – 5H
IP24: 1,091 BOED / 1,000' (LL: 9,869')
Vintage: June 2018

8 **Operator:** EOG Resources
Well Name: State Path Finder 7 – 28H
IP24: 648 BOED / 1,000' (LL: 4,722')
Vintage: February 2018

9 **Operator:** Oxy
Well Name: Chevron Minerals 41 – 81H
IP24: 551 BOED / 1,000' (LL: 4,918')
Vintage: July 2018

10 **Operator:** BPX
Well Name: STATE LRP 57-T2-12
IP24: 347 BOED / 1,000' (LL: 4859')
Vintage: Jan 2018

Source: Texas Railroad Commission and Trust Data
Note: IP24 represents 24-hour average initial production of Boe (converted at 6:1)

Land and Resource Management Overview

Oil & Gas Mineral Interests – Public Company Comparison

	Texas Pacific Land Trust	Royalty Focused Company A	Royalty Focused Company B	Royalty Focused Company C
Organic Growth Potential	✓	✗	✓	✓
Pure Play Basin Exposure	✓	✓	✗	✗
No E&P Capex or LOE	✓	✓	✓	✓
Substantial Undeveloped Holdings	✓	✓	✓	✗
Diversified Income Streams	✓	✗	✗	✗
Flexible Policy on Return of Capital	✓	✗	✗	✗

III. Water Service and Operations Overview

Water Service and Operations Overview

Overview

Summary

- The Water Service and Operations segment primarily consists of the direct sale of water, royalties on sales of water, salt water disposal ("SWD") royalties and to a lesser extent, easements and other income
  - In the past, TPL's agreements with operators and service providers primarily allowed third parties to develop their own water infrastructure and sourcing on TPL's land. This model provided little incentive for operators to maximize the Trust's resources
  - The Trust now takes a more active approach to developing and managing its water assets, with TPWR developing sustainable, full service water solutions for oil and gas operators in the Permian Basin
- We believe our expansive surface position across the Permian Basin gives us a significant advantage to develop water infrastructure, eliminating right of way issues and incentivizing neighbor cooperation via partnerships

Segment Revenue Growth



June 8, 2017 TPL announces formation of TPWR
($ in millions)
Annualized Revenue Increased ~5x Since TPWR Formation
$3.7
$4.4
$11.8
$19.5
$38.7
$50.0
1H16
2H16
1H17
2H17
1H18
2H18

Water Service Offering

Full-Service Water Offering

Offering	Description
Brackish Water Sourcing	Providing brackish water to the well site for use in fracking
Produced Water Gathering / Treatment / Recycling	Collection, treatment and recycling of water produced by the oil and gas wells for reuse into future wells
Infrastructure Development	Design, construction and management of water infrastructure (well fields, storage pits (ponds), reuse facilities, etc.)
Disposal	Disposal services of produced water through third party providers
Water Tracking / Analytics / Well Testing	Tracking, analytics and well testing services providing critical data to operators to optimize their oil and gas operations

Water Service and Operations Overview

Texas Pacific Water Resources Key Milestones Achieved

We believe TPWR is positioned to become the **leading water service company** in the Permian Basin

Brackish Water Sourcing Systems	> **Current Development:** – +/- 1,000M bbl/day brackish water production capacity – +/- 16MM bbl storage capacity – +/- 200 miles of delivery lines – Phase 1 Electrical infrastructure, system automation and WIFI completed > **Continuous ongoing development to remain the largest brackish water production, storage and delivery infrastructure system in the Permian Basin**
Exclusive Sourcing Commitments	> **TPWR has entered into multiple exclusive sourcing contracts with oil and gas operators throughout the Permian Basin** > **Delivery commitments provide firm basis to justify current and future infrastructure development and ensure prudent ROI**
Commercial Recycle	> **TPWR has introduced a new model of commercial gathering and disposal by implementing commercial recycle operations into the gathering/disposal structure** – TPWR has executed multiple commercial gathering and disposal contracts with leading third party disposal providers and operators – TPWR has assumed the role of commercial recycler in this scenario that provides for increased optionality when combined with its existing sourcing contracts – TPWR will commence construction of a commercial recycling facility during 2Q 2019
Technical Advantage	> **TPWR is developing state-of-the-art communication and automation programs across the basin allowing for the lowest cost production, treatment, handling and delivery of brackish and produced water** > **In-house laboratory and analytics, construction, automations/communications, and field operators position TPWR to build and maintain the most advanced water system in the Permian Basin**

Water Service and Operations Overview

Permian Basin Water Landscape Highlights

- **Increased focus on surface ownership by water-related companies**
  - Tightening of market
- **More encompassing water contracts with operators**
  - Contracts that encompass all aspects of upstream cycle: sourcing, recycle, and disposal
- **Vast gathering and distribution systems**
  - Diversity among customers and disposal locations
- **Commercial recycling becoming a reality**
  - Sale of third party produced water to operators is increasing

Water Sub-market Opportunity for Sourcing, Treatment, Recycle, and Disposal

	Profit	Growth
1 Southern Reeves	◐	◐
2 Culberson	●	●
3 Northern Reeves	●	●
4 Loving	◐	●
5 Midland	◐	◐
6 Interior New Mexico	●	●

○ Low Opportunity ◐ ----→ ● High Opportunity

Permian Basin Water Sub-Markets



Chaves
Lea
Eddy
Yoakum
Terry
Lynn
Gaines
Dawson
Borden
Andrews
Martin
Howard
Loving
Winkler
Ector
Midland
Glasscock
Ward
Crane
Culberson
Reeves
Upton
Reagan
Jeff Davis
Pecos
Crockett
Terrell
1
2
3
4
5
6

Water Service and Operations Overview

Exposure to the Core of the Midland Basin

TPL is focused on becoming a market leader in water reuse and recycling across the
Core of the Midland Basin

> **Substantial infrastructure development to advance the state-of-the-art in "full-cycle" water services**

1. Water sourcing during initial well fracking and completion
2. Tracking and analytics to maximize efficiency and minimize waste
3. Disposal and recycling to safely and responsibly manage wastewater and facilitate fluid reuse

> **Surface acreage in the most active areas of the Midland Basin**

- TPWR is able to capture operating and service agreements with leading Midland E&P operators and third party service companies



Gaines
Dawson
Borden
Scurry
Andrews
Martin
Howard
Mitchell
Winkler
Ector
Midland
Glasscock
Sterling
Ward
Crane
Upton
Reagan
Irion
Tom Gr
Crockett
Schleich
Legend
Core Surface Position
Rig Count
Low
High

Water Service and Operations Overview

Exposure to the Core of the Delaware Basin

Our expansive and contiguous acreage footprint provides a significant

strategic advantage

- **TPL controls over 600,000 surface acres across key counties in the Delaware Basin, giving TPWR unparalleled access and options to transport water throughout the basin**
  - Securing water sourcing commitments from blue chip operators across the basin
  - Commanding right-of-way provides unmatched flexibility in transportation and infrastructure development throughout the region



Roosevelt
Bailey
Lamb
Lincoln
Cochran
Hockley
Chaves
Yoakum
Terry
Lea
Gaines
Otero
Eddy
Andrews
Loving
Winkler
Ector
Midla
Ward
Hudspeth
Culberson
Reeves
Crane
Legend
Core Surface Position
Rig Count
Jeff Davis
Pecos
Low
High
Terrell

Water Service and Operations Overview

Commercial Recycling Drivers and Benefits

	Historical Challenges	TPWR Team Impact	TPWR Current Model
Economic	> Lower demand > Lack of suppliers		> 10+ 2-20 year contracts in place (majority majors and large independents) and 25+ spot purchase contracts that now provide economies of scale > Smooths out supply / demand > Avoids capital expenditures
Logistical / Regulatory	> Fragmented surface ownership, less active management > Untested permitting process > Lack of large gathering systems limited transfer of produced water		> Proactive management of surface acreage asset class > Large-scale gathering systems provide greatly improved transportation and takeaway > Improved permitting process
Technical	> Evolving requirements for treatment levels of produced water > Blend ratios[(1)]		> TPWR works with operators to deliver needed water quality > Improved scale and industry knowledge > Infrastructure and plant build-out requiring analytical information systems
Contractual	> Sourcing contract structures – Non-exclusive sourcing – Segmented systems – Limited royalty structure		> Third party treated water accepted by operators > Contracts with system entry royalty, TPWR exclusive diversion rights, tied to exclusive sourcing contracts with third party produced optionality

(1) Percentage of produced water compatible for oil & gas operations

Water Service and Operations Overview

Produced Water Supply



Produced Water Supply
to Disposal Well
Double Lined w/ Leak Detect
60 mil HDPE Liner w/ 10 oz Geotextile
60K BBL Influent AST
Steel Wall w/ HDPE Liner
Pump
HMI
PLC
Inject Pumps
POLY
CA
PAC
HP
Treatment Control Center
In-Line Controlled Dosing Injection
DAF Clarifying Tanks
Modified Steel 500BBL Frac Tank
Slurry Waste Trucked to Disposal
Solids Conglomeration
Standard Steel 500BBL Frac Tank
Pump
Pump
Slurry Waste Injected Back into Gathering Line to Disposal
Waste Stream
Dewatering Option
Filtration Option
500GAL Steel Vessels
Filter Press
Solids Waste Trucked to Landfill
Double Lined w/ Leak Detection
60 mil HDPE Liner w/ 10 oz geotextile
1MM BBL Earthen Impoundment
Geosynthetic Clay Liner (GCL)
Usable Treated Produced Water for O&G Completion Operations

Water Service and Operations Overview

TPWR Advantage


Logistical Placement of Gathering System & SWD Siting
Legislation and Regulatory
Environmental and Water Quality

IV. Summary of Financials

Summary of Financials

Financial Summary

TPL's Financial Policy

Leverage

> We are currently unlevered and intend to maintain a strong balance sheet

Distributions and Share Repurchases

> We intend to continue our practice of share repurchases and TPL's 60+ year history of paying annual cash dividends

Growth

> We intend to continue to execute on our successful water business while also actively managing TPL's Land and Resource Management segment to drive growth

Summary Statements

($ in millions)	As of Decmeber 31, 2018
Capitalization	
Cash and cash equivalents [1]	$119.6

($ in millions)	Twelve Months Ended
Revenue	December 31, 2018
Land and Resource Management	$211.5
Water Service and Operations	88.7
Total Revenue	**$300.2**
Operating Expenses	($39.4)
Operating Income	**$260.8**
Operating Income Margin	*86.9%*



($ in millions)
Over 100% Revenue CAGR Since 2016
$27.4
$38.7
$62.7
$91.9
$133.8
$166.4
1H 2016
2H 2016
1H 2017
2H 2017 [2]
1H 2018
2H 2018

(1) Subsequent to 12/31/2018, TPL received $100mm in proceeds from the sale of 14,000 surface acres, spent $46.9 million on the acquisition of additional surface acres, announced $46.6 million for the full-year dividend declared and not yet paid and spent an estimated $4.4 million on share repurchases from 1/1/2019 through 3/14/2019

(2) Includes $7.7mm settlement received from Chevron

V. Appendix

Interest Classification Overview

Summary of Mineral & Royalty Interest Categories

Minerals

- Perpetual real-property interests that grant oil and natural gas ownership under a tract of land
- Represents the right to either explore, drill and produce oil and natural gas or lease that right to third parties for an upfront payment (i.e., lease bonus) and a negotiated percentage of production revenues

NPRIs

- Nonparticipating royalty interests
- Royalty interests that are carved out of a mineral estate
- Perpetual right to receive a fixed cost-free percentage of production revenue
- Do not participate in upfront payments (i.e., lease bonus)

ORRIs

- Overriding royalty interests
- Royalty interests that burden the working interests of a lease
- Right to receive a fixed, cost-free percentage of production revenue (term limited to life of leasehold estate)

A Distinct Asset Class

Attractive Alternative to Traditional E&P Investment

Avoids Operational Costs and Risks

- Perpetual royalty interest generates higher operating margin and mitigates risk associated with individual operators, both because of operator diversity and the long term nature of the interest
  - TPL currently has long term contracts with dozens of counterparties

Substantial Upside Potential

- TPL's position has allowed the Trust to realize the upside associated with increased development in the Permian Basin. As drilling continues, the Trust is positioned to realize additional revenues from its large, undeveloped acreage position

Sizeable Asset Base

- **~900,000 surface acres** across land in 19 different counties
- Net profit royalty interests in **~455,000 acres**[(1)]
- The sheer scale of Texas Pacific Land Trust allows for potential that cannot be found in other companies operating within the Permian Basin

Attractive Cash Flow Stream

- TPL has recognized a ~40% revenue CAGR from 2010 – 2018 across its asset base
- In 2017, TPL established Texas Pacific Water Resources to focus on the build out of the Water Service and Operations business

TPL believes that royalty ownership is attractive in that it provides an attractive risk-return profile, especially when compared to ownership of E&P operating companies

(1) ~85,000 at 1/128th and ~370,000 at 1/16th. Does not include 1,826 1/8th net royalty acres acquired in 2018

Royalty Economics

Mineral Interest Margin Illustration

Given the same revenue per barrel, a mineral interest barrel realizes:

- **Significantly higher operating margin**
- **No direct operating or capital expenses**
- **No abandonment or environmental liabilities**

TPL offers **higher margins** than conventional working interest production

Revenue of $50.00

Illustrative TPL NPRI Interest[1] | **Illustrative Working Interest Owner**



Production Tax
($3.65)
Operating Margin
$46.35
Royalties
($12.50)
LOE &
Prod. /Ad Valorem
($15.65)
F&D
($15.00)
Operating Margin
$6.85

(1) TPL's NPRI interest varies across its position with a portion of its acreage owning a 1/16th interest and a portion owning a 1/128th interest. This chart represents the margin associated with an illustrative net royalty acre on an 8/8ths basis

Easement Revenue Summary

Illustrative Operators Contracted Service Easements

Easements represent a "nonpossessory" property interest that allows the easement holder to use property that they do not possess. TPL leverages its ~900,000 surface acres to generate easement revenue from a **diverse set of activities**, with a majority of easements carrying **10-year terms**, locking in predictable, long term income

Hydrocarbon Pipeline Easements

- Gathering Pipelines
- Transportation Pipelines

Water Pipeline Easements

- Consideration on a per rod basis[1]
- Consideration on a per bbl basis

Pole Line Easements

- Consideration on a per rod basis[1]



TPL holds rights to both the surface and mineral estate, representing a significant competitive advantage over pure royalty peers

(1) A rod is equal to 16.5 feet

Water Sourcing Management

Illustrative Produced Water Logistics

1 Groundwater Wellfield Development:

- Local brackish aquifer identified and water wells drilled for source
- Earthen impoundment pit built and lined for water storage
- Water wells are pumped via poly piping to fill storage pits

2 Storage Impoundment and Transfer

- Logistic "take-points" identified for economical access to water and additional pits built for storage
- Water is transferred from well field storage pit to take-point pits via 12" lay flat hose using large horsepower diesel or electric pumps

3 Oil & Gas Well Completion Water Management

- Water is transferred from take-point pits to the nearby operator frac locations
- Multiple take-points may be needed to make water accessible over large distances away from the water well field source


1
Water Supply Well Field
O&G Wells
To Frac Operations
Transfer to Pit via Lay Flat Hose
Transfer to Pit via Lay Flat Hose
3
2
Operator Pit
to Frac Operations
Operator Frac
O&G Planned Wells
Illustrative TPL surface acreage position
O&G well
Water Pit
Water supply well
Lay flat hose

Texas Pacific Land Trust

1700 Pacific Avenue, Suite 2770
Dallas, Texas 75201